SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018 (March 9, 2018)

KT HIGH-TECH MARKETING, INC.

(Exact name of the registrant as specified in its charter)

Delaware	000-55564	81-1004273
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14440 Big Basin Way, #12, Saratoga, CA 95070

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Director or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 9, 2018, George Henschke, Chief Financial Officer of KT High-Tech Marketing, Inc. (the “Company”) resigned in order to allow Simon Westbrook to take his place as the Company’s newly appointed Chief Financial Officer. Mr. Henschke’s resignation was not a result of any dispute with the Company.

Effective March 15, 2018, Simon Westbrook was appointed the Company’s Chief Financial Officer. In 2009, Mr. Westbrook founded Aargo Inc, a company specializing in financial consulting services to corporations in various tech-related industries. Prior to Aargo, Inc., Mr. Westbrook was CFO of Amber Networks, Inc., and the Chief Financial Officer of Sage, Inc. (NASDAQ: SAGI), a Silicon Valley company specializing in flat panel displays. Before joining Sage, Mr. Westbrook held a number of senior financial positions at Creative Technology (NASDAQ: CREAF), a leading PC multimedia company, and Atari Corp (AMEX: ATC), the video game and home computer company both in the USA and overseas. At various times, he has held positions as an advisory board member of the Silicon Valley Financial Executives Institute, and various technology start-up companies where he has assisted in strategic planning, fund raising and team development. Simon is a Chartered Accountant and holds a Masters in Economics from Trinity College, Cambridge University.

In connection with Mr. Westbrook’s appointment, the Company entered into a consultant agreement pursuant to which the Company agreed to compensate Mr. Westbrook $5,000 per month and to determine equity incentive bonuses beginning in the fourth month of Mr. Westbrook’s services.

The foregoing description of the compensatory arrangement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Exhibit 10.1 filed herewith, which exhibit is incorporated herein by reference.

ITEM 9.01	Exhibits.

Exhibits	Description
10.1	Consulting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KT HIGH-TECH MARKETING, INC.

Date:	March 15, 2018	By:	/s/ Michael Mo
Michael Mo
President & Chief Executive Officer